UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 6, 2017
Fitbit, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 37444	20-8920744

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

405 Howard Street
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

(415) 513-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On March 6, 2017, Fitbit, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on February 28, 2017, the Company and Edward M. Scal, the Company’s then-serving Chief Business Officer, agreed that Mr. Scal would depart the Company, effective March 31, 2017 (the “Separation Date”). This Form 8-K/A amends the Original Form 8-K to include disclosure of the terms of the Company’s Separation Agreement with Mr. Scal.

Item 5.02. Departures of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2017, the Company and Mr. Scal entered into a Separation Agreement (the “Separation Agreement”). The Separation Agreement provides for certain severance benefits to Mr. Scal, including the following: (a) a severance payment equal to nine months of Mr. Scal’s base salary; (b) payment by the Company of Mr. Scal’s COBRA premiums on behalf of Mr. Scal for continued coverage under the Company’s health, dental, and vision plans, including coverage for Mr. Scal’s eligible dependents, for nine months following the Separation Date; (c) accelerated vesting of the outstanding equity awards held by Mr. Scal immediately prior to the Separation Date equal to an additional nine months of vesting and an extended exercise period for outstanding stock options held by Mr. Scal such that Mr. Scal has 12 months to exercise following the Separation Date; and (d) payment of $6,500 to Mr. Scal to assist with the cost of renewing Mr. Scal’s umbrella liability coverage for one year. In addition, the Separation Agreement includes a general release and waiver of claims by Mr. Scal related to Mr. Scal’s employment with the Company. A portion of the severance benefits described above is subject to Mr. Scal’s agreement to the general release and waiver of claims set forth in the Separation Agreement. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Separation Agreement between the Company and Edward M. Scal, dated April 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITBIT, INC.

Date:	May 4, 2017	By:	/s/ William Zerella
Name: William Zerella
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
10.1	Separation Agreement between the Company and Edward M. Scal, dated April 30, 2017.